UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 16, 2012 (Date of earliest event reported)
FLIR Systems, Inc. (Exact name of registrant as specified in its charter)

OR (State or other jurisdiction of incorporation)	0-21918 (Commission File Number)	93-0708501 (IRS Employer Identification Number)

27700 SW Parkway Avenue (Address of principal executive offices)		97070 (Zip Code)
503-498-3547 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On November 16, 2012, FLIR Systems, Inc. (the "Company") announced that it had acquired three million shares of the Company's common stock in a privately negotiated transaction. The press release announcing the repurchase is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of FLIR Systems, Inc. dated November 16, 2012

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 16, 2012	FLIR SYSTEMS, INC. By: /s/ Anthony L. Trunzo Anthony L. Trunzo Sr. Vice President, Finance and Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of FLIR Systems, Inc. dated November 16, 2012